Exhibit 10.75
DEFINITIVE SETTLEMENT AGREEMENT
between
DAVID FIORI, JR.
and
ROCKFORD CORPORATION
February 22, 2007

DEFINITIVE SETTLEMENT AGREEMENT
     This Definitive Settlement Agreement (“Agreement”) is made and entered into by David Fiori, Jr., a resident of Bensalem, Pennsylvania, and his wholly owned companies, Integrated Electronic Technologies and Anamir and Rockford Corporation, a corporation organized under the laws of Arizona and having its principal place of business at 600 S. Rockford Drive, Tempe, Arizona (“Rockford”). Each of Fiori and Rockford is a “Party” and collectively they are the “Parties”.
     WHEREAS Fiori initiated a legal action against Rockford in the United States District Court for the Eastern District of Pennsylvania, Civil Action No. 01-1018) (“the Lawsuit”) alleging that Rockford infringes U.S. Patent Nos. 5,386,148 and RE 37,130 (“the Patents-in-Suit”);
     WHEREAS Rockford denies infringement and filed a counterclaim against Fiori for declarations that Rockford does not infringe the Patents-in-Suit and that the Patents-in-Suit are invalid and unenforceable;
     WHEREAS fact discovery in the Lawsuit has been partially completed, but additional fact discovery and expert discovery remains to be completed;
     WHEREAS the Parties participated in a mediation on January 17-18, 2007 for the convenience of the Parties and to avoid litigation costs;
     WHEREAS on January 18, 2007 the Parties entered into a Binding Agreement as to Material Terms (“Mediation Agreement”) which set forth certain material terms for settling all outstanding disputes between the Parties and which obligated the Parties enter into a Definitive Settlement Agreement containing the material terms of the Mediation Agreement and additional non-material terms;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows.
ARTICLE I
DEFINITIONS
     1.1 “Affiliate” means, with respect to any Person (as defined herein), any other Person which, at the time of determination, directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control (as defined herein) with such Person.
     1.2 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through ownership, contract, or otherwise. The terms “Controlled by,” “under Common Control with” and “Controlling” have correlative meanings.
     1.3 “Effective Date” means the last date of the signatures of the Parties of this Agreement.
     1.4 “Fiori” means David Fiori, Jr., Integrated Electronic Technologies, Anamir, and any other Person (as defined herein) that may be an Affiliate of David Fiori, Jr., and each of their respective subsidiaries, heirs, executors, administrators, corporate predecessors and successors, and Affiliates worldwide.
     1.6 “Rockford” means Rockford Corporation and its respective subsidiaries, heirs, executors, administrators, corporate predecessors and successors, and Affiliates worldwide
     1.7 “Fiori Patents” means any and all Patents (as defined herein) that, as of the Effective Date, are owned by Fiori, for which Fiori has applied or may apply, or that Fiori has any right to acquire, license or assert, by contract or otherwise, anywhere in the world, including but not limited to the Patents-in-Suit, and all counterparts to those Patents everywhere in the world.
     1.8 “Patents” means any and all utility patents, reissue patents, reexamined patents, design patents, utility models, inventor certificates, other analogous rights to inventions, and applications for any of the foregoing, inside or outside the United States of America.
     1.9 “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, or unincorporated organization.
     1.10 “Topaz Patent” shall mean U.S. Patent No. 5,751,823.
ARTICLE II
RELEASE AND WAIVER OF CLAIMS
     2.1 Subject to the obligations of Article III and paragraphs 5.1 and 5.2.3 herein, Fiori hereby fully, absolutely, unconditionally and completely releases, waives and discharges Rockford and its present and former directors, officers, employees, attorneys, stockholders and agents, and in the case of individuals, their respective heirs, receivers, conservators, beneficiaries, executors and administrators (collectively, “Released Rockford Persons”) from any and all actions, causes of action, setoffs, claims, crossclaims, counterclaims, cross-actions, third- party actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, losses, demands, costs, expenses, liabilities, obligations, accounts, defenses, claims for relief or judgments, of whatever kind or character, including, but not limited to, all matters arising out of statute, common law, contract, tort, regulation, violation of law or otherwise, whether known or unknown, suspected or unsuspected, fixed or unfixed, direct or indirect, contingent or otherwise, at law or in equity, anywhere in the world, for or because of any matter or thing done, omitted, admitted or suffered to be done now or hereafter, relating to events prior to the Effective Date of this Agreement (collectively, hereinafter the “Released Fiori Claims”) that Fiori ever had or now has against Released Rockford Persons.
     2.2 Subject to the obligations of Article III and paragraphs 5.1 and 5.2 herein, Rockford hereby fully, absolutely, unconditionally and completely releases, waives and discharges Fiori, and in the case of business entities, their present and former members, directors, officers, employees, attorneys, stockholders and agents, and in the case of individuals, their respective heirs, receivers, conservators, beneficiaries, executors and administrators (collectively, “Released Fiori Persons”) from any and all actions, causes of action, setoffs, claims, crossclaims, counterclaims, cross-actions, third-party actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, losses, demands, costs, expenses, liabilities, obligations, accounts, defenses, claims for relief or judgments, of whatever kind or character, including, but not limited to, all matters arising out of statute, common law, contract, tort, regulation, violation of law or otherwise, whether known or unknown, suspected or unsuspected, fixed or unfixed, direct or indirect, contingent or otherwise, at law or in equity, anywhere in the world, for or because of any matter or thing done, omitted, admitted or suffered to be done now or hereafter, relating to events prior to the Effective Date of this Agreement (collectively, hereinafter the “Released Rockford Claims”) that Rockford ever had or now has against Released Fiori Persons.

     2.3 This Agreement is for the convenience of the Parties and to avoid litigation costs. Nothing in this Agreement is an admission by Rockford of infringement of the Patents-in-Suit or by either Party of liability to the other.
ARTICLE III
COVENANTS
     3.1 Fiori covenants and agrees as follows:
     3.1.1 Fiori will dismiss all Fiori’s claims in the Lawsuit with prejudice within 15 days of the Effective Date.
     3.1.2 Fiori will refrain forever from instituting, prosecuting, maintaining or pressing any action for any Released Fiori Claim against any Released Rockford Person.
     3.1.3 Fiori will defend and hold Rockford harmless against any claim of patent infringement made by any licensee of any Fiori Patent with respect to products or technology embodied in products Rockford has developed through the Effective Date of this Agreement, including new products using the same or substantially similar technology (the “Current Rockford Technology”).
     3.1.4 Rockford shall have no obligation to report to Fiori any information obtained by Rockford in the future.
     3.2 Rockford covenants and agrees as follows:
     3.2.1 Rockford will dismiss all Rockford’s claims in the Lawsuit with prejudice within 15 days of the Effective Date.
     3.2.2 Rockford will refrain forever from instituting, prosecuting, maintaining or pressing any action for any Released Rockford Claim against any Released Fiori Person.

     3.2.3 Rockford will cease manufacturing products using the “Topaz” design by December 31, 2007, and will stop using the “Topaz” name on that date, except for products sold under the following sentence. Fiori agrees that Rockford may sell product using the “Topaz” design and name out of inventory held as of December 31, 2007, until exhausted.
     3.2.4 Rockford will not license its “Topaz” patent to any third party, except as part of a resolution of a legal action to enforce the “Topaz” patent. Rockford shall have no authority to grant any license under any Fiori patent, and nothing herein shall limit Fiori’s right to pursue any remedy he might otherwise have against any third party.
     3.2.5 Rockford will not make a claim relating to the Topaz patent against any licensee of Fiori with respect to products (a) covered by either of the Fiori Patents-in-Suit and (b) using separate transformers or constant current sources for isolation with respect to the noise circuit.
     3.2.6 Notwithstanding the foregoing, nothing in this Agreement shall be construed as giving Fiori any license under the Topaz Patent or any right to license any third party under the Topaz Patent; provided, however, that if Fiori licenses products (a) covered by either of the Fiori Patents-in-Suit and (b) using separate transformers or constant current sources for isolation with respect to the noise circuit, said licenses shall not be considered licensing under the Topaz Patent.
     3.3 The Parties each covenant and agree that any future legal action between them in connection with any Released Fiori Claim or any Released Rockford Claim, including but not limited to infringement of any Fiori Patent, shall be limited to enforcement of this Agreement.

ARTICLE IV
PAYMENT
     4.1 Subject to Fiori’s covenants and representations herein:
     (a) Rockford agrees to make a payment of $750,000 within 5 business days after execution of this Agreement.
     (b) Rockford further agrees to make additional payments upon the following schedule:

August 1, 2007:	$225,500

February 1, 2008:	$212,500

August 1, 2008:	$212,500

December 1, 2008:	$212,500

The payments of this Paragraph 4.1 shall be made to the trust account of the law firm of Obermeyer, Rebmann, Maxwell & Hippel LLP.
     4.2 Rockford agrees to deliver to Fiori with the Definitive Agreement a stipulated judgment in the event of Default for an amount equal to 120% of all unpaid installments at the time of any Default. Fiori may file and commence enforcement of the stipulated judgment only after a Default. The form of stipulated judgment is attached as Exhibit C. A Default will occur if and only if: (1) Rockford fails to make a payment to Fiori on the scheduled dates identified in 4.1(a) and (b) above, (2) Fiori gives Rockford notice of the failure, and (3) Rockford fails to make the payment within 15 days after Fiori’s notice.

ARTICLE V
REPRESENTATIONS AND WARRANTIES
     5.1 Fiori represents and warrants as follows.
     5.1.1 Exhibit A is a complete and accurate list of Fiori Patents. Fiori is the sole and exclusive owner of title to all Fiori Patents listed in Exhibit A.
     5.1.2 No Person other than Fiori owns any right, title, or interest in or to any of the Patents listed in Exhibit A, except for the Persons and rights listed in Exhibit B.
     5.1.3 No Person other than Fiori has any right to enforce any right under any Patent listed in Exhibit A.
     5.1.4 The person signing for Fiori has the power and authority to enter the covenants, and satisfy all of Fiori’s other obligations under this Agreement.
     5.1.5 Fiori will indemnify and hold harmless all Released Rockford Persons against any claim by any licensee of any of the Patents-in-Suit that any of the Current Rockford Technology infringes on any of the Patents-in-Suit.
5.2	Rockford represents and warrants as follows.
     5.2.1 Rockford has the power and authority to satisfy all of its obligations under this Agreement.
     5.2.2 The individual signing for Rockford has authority to make this Agreement for Rockford.
     5.2.3 Rockford is unaware of any infringement by Rockford of any of Fiori patent. For avoidance of doubt, Rockford denies infringement of the Patents-in-Suit asserted by Fiori in the Lawsuit, and Rockford’s knowledge of Fiori’s claims raised in the Lawsuit shall not constitute a breach of this representation.
ARTICLE VI
DISPUTE RESOLUTION
     6.1 The Parties appoint Jonathan B. Marks as sole arbitrator to render a binding decision to resolve any disputes that may arise among the Parties concerning the terms of this Agreement, as well as any disputes that may arise during the course of the performance of this Agreement, except those relating to the Stipulated Judgment, which shall be subject to the jurisdiction of Judge Patrese B. Tucker of the the United States District Court for the Eastern District of Pennsylvania. Mr. Marks shall have sole discretion to set the arbitration procedures. Any binding decision rendered by Mr. Marks as arbitrator shall be enforceable in the United States District Court for the Eastern District of Pennsylvania.
ARTICLE VII
TERMINATION
     7.1 This Agreement may be terminated only by unanimous consent of all Parties.
ARTICLE VIII
GENERAL
     8.1 Integration.
     8.1.1 This Agreement is intended as a complete and exclusive statement of the arrangements between the Parties with respect to the matters contemplated in the Agreement, and cannot be changed or terminated orally, and merges all prior understandings, representations and undertakings between the Parties.

     8.1.2 This Agreement is intended to incorporate the Binding Mediation Agreement.
     8.2 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but each of which shall be deemed to be one and the same instrument.
     8.3 Governing Law. This Agreement shall be interpreted in accordance with the laws of Pennsylvania, exclusive of its choice of law provisions.
     8.4 Headings. Articles, titles, and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.
     8.5 Right to Counsel. Each Party agrees it has been represented by counsel, or has knowingly waived its right to counsel in the negotiation of this Agreement. Each Party agrees it has participated in the drafting of this Agreement, and no interpretive presumption may be made against any Party as a drafter.
     8.6 Notices. All notices provided for in the Agreement shall be in writing and shall be deemed duly given:
     8.6.1 if by hand delivery or facsimile for receipt during regular business hours, the date on which same is hand delivered or received, or the following regular business day if after regular business hours;
     8.6.2 if by registered or certified mail, return receipt requested, and postage prepaid, 3 days after the same is deposited with the U.S. Postal Service;

     8.6.3 if by Federal Express, DHL, or other express delivery service with receipt signature, the date actually received by recipient;
8.6.4	if to Rockford, addressed to: Rockford Corporation 600 S. Rockford Drive Tempe, Arizona 85281 Attention: Chief Financial Officer Facsimile: 480-966-3639

With a copy to: Kevin Olson, Esq. Steptoe & Johnson LLP 201 E. Washington St., Suite 1600 Phoenix, AZ 85004 Facsimile: 602-452-0903

or such other address as Rockford may give notice;

8.6.5	if to Fiori, addressed to:

Mr. David Fiori, Jr.
2075 Byberry Road,
Suite 104, Bensalem, PA 19020.

With a copy to:

Mr. Gary Samms
Obermayer Rebmann Maxwell & Hippel, LLP
One Penn Center – 19th Floor
1617 John F. Kennedy Boulevard
Philadelphia, Pennsylvania 19103-1895
Facsimile: 602-452-0903

or such other address as Fiori may give notice.
     8.7 Expenses. Each Party shall bear its own expenses in connection with performance under this Agreement, except that the prevailing Party in any legal action or arbitration arising out of or in connection with this agreement shall be entitled to recover its reasonable attorney fees.

     8.8 Transferability. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Rockford may assign this Agreement (i) to any Affiliate or (ii) in connection with a disposition of all or substantially all of its audio electronic business, whether by acquisition, merger, sale of stock or sale of assets.
     8.9 Severability. If any provision of this Agreement is found to be unenforceable, the remainder shall be enforced as fully as possible, and the unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely representing the intention of the Parties as expressed herein.
     IN WITNESS WHEREOF, the Parties have executed or caused this Agreement to be executed by their duly authorized representatives as of the date(s) indicated by their signatures.

FIORI		ROCKFORD CORPORATION

Signature:	/s/ David Fiori, Jr.	Signature:	/s/ Richard G. Vasek

Printed Name:	David Fiori, Jr.	Printed Name:	Richard G. Vasek

Title:		Title:	Chief Financial Officer

Date:	February 22, 2007	Date:	February 22, 2007

EXHIBIT A
FIORI PATENTS
RE37,130 Signal conditioning apparatus
6,211,731 Impedance altering apparatus
6,078,215 Impedance altering apparatus
5,694,081 Signal conditioning apparatus
5,664,022 Noise gate control circuitry for electronic systems
5,436,593 Signal conditioning apparatus
5,386,148 Signal conditioning apparatus
Application #: 20060093155 Interface enhancement apparatus 10/980,883
Application # unknown:
Docket #10146, Filed: June 28, 2006, Title: Auxiliary Interface
Apparatus 11/4781391

EXHIBIT B
FIORI PATENT LICENSEES
Winntech Digital Systems, KS
Precision Interface & Electronics, CA
Anamir Electronics, Inc., PA

EXHIBIT C
Judgment Note
Dated: January                     , 2007
For value received, due consideration and to settle an on-going dispute and without admitting liability, the undersigned hereby promises to pay to the Order of David Fiori, Jr. the principal sum of $1.613 million without interest, according to the following schedule:
Within 5 days of execution of a certain Definitive Settlement Agreement between David Fiori Jr. and Rockford: $750,000

August 1, 2007:	$225,500

February 1, 2008:	$212,500

August 1, 2008:	$212,500

December 1, 2008:	$212,500
If, however, in the event Default, the balance due shall equal 120% of all unpaid installments at the time of any Default. A Default will occur if and only if: (1) Rockford fails to make a payment to Fiori on the scheduled dates identified above, (2) Fiori gives Rockford notice of the failure, and (3) Rockford fails to make the payment within 15 days after Fiori’s notice.
The undersigned does hereby authorize and empower the Prothonotary, Clerk of Courts, or any attorney or any court of record in Pennsylvania or elsewhere, to appear for and to confess judgment against the undersigned for the above sum.
This obligation shall bind the undersigned and the undersigned’s heirs, executors, administrators and assigns, and the benefits hereof shall enure to the payee hereof and its successors and assigns.
This note may be registered in the Eastern District of Pennsylvania and transferred without objection by the undersigned to any jurisdiction or said note may be collected on. This note is entered into and acknowledged after ample opportunity to consult with counsel.
ROCKFORD CORPORATION
Signature:
Printed Name:
Title:
Date: